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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 9, 2005


                       VALLEY NATIONAL GASES INCORPORATED
             (Exact name of registrant as specified in its charter)


        PENNSYLVANIA                    000-29226                23-2888240
(State or other jurisdiction           (Commission              (IRS Employer
      or incorporation)                File Number)          Identification No.)

200 WEST BEAU STREET, SUITE 200
WASHINGTON, PENNSYLVANIA                                           15301
(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code:  (724) 228-3000

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

(d)  Election of Director.

         On August 9, 2005, Valley National Gases Incorporated (the "Company") announced that Robert Hespe was elected a member of the Board of Directors of Valley National Gases Incorporated. The Board has not yet determined which committees upon which he will serve.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit is being furnished herewith:

         99.1 Press Release dated August 15, 2005 of Valley National Gases Incorporated.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 15, 2005


                                          VALLEY NATIONAL GASES INCORPORATED



                                          /s/ James P. Hart
                                          ---------------------------------
                                          James P. Hart, President

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                                  EXHIBIT INDEX


    99.1 Press Release, dated August 15, 2005, of Valley National Gases Incorporated.




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